Exhibit 99.8


                                                                EXECUTION COPY
                                                                --------------


==============================================================================




                         GSAA HOME EQUITY TRUST 2007-6

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2007-6



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


               DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE
                       FOR GSAA HOME EQUITY TRUST 2007-6
                                  as Assignee


                                      and


                       GREENPOINT MORTGAGE FUNDING, INC.
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                                April 30, 2007







==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 30th day of May, 2007 (this "Assignment Agreement"), among GreenPoint Mortgage Funding, Inc., a New York corporation (the "Servicer"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2007-6 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into (i) the Amended and Restated Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement"), and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the "Sale Agreement"), pursuant to which the Servicer sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2007 (the "Trust Agreement"), among the Depositor, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, The Bank of New York Trust Company, National Association, as a custodian, and Wells Fargo, as Master Servicer, securities administrator and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1.    Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement and the Sale Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans from and after May 30, 2007, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and the Sale Agreement from and after May 30, 2007, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement or the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Accuracy of the Servicing Agreement and the Sale Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and the Sale Agreement is in full force and effect as of the date hereof, (iv) neither the Servicing Agreement nor the Sale Agreement has been amended or modified in any respect, except as contemplated herein or pursuant to the GSMC Assignment Agreement and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or the Sale Agreement. The Servicer, in its capacity as seller and/or servicer under each of the Servicing Agreement and the Sale Agreement, as applicable, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement), and the representations and warranties regarding the Mortgage Loans contained in Section 3.02 of the Sale Agreement were true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

            3.    Recognition of Assignee.

            (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC

Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee. Such rights that Master Servicer may enforce on behalf of the Assignee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2007-6 Acct # 53154300

            (d)   Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 6 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. (a) To the extent that GreenPoint is required under the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against GreenPoint as required by and in accordance with the Sale Agreement or such related agreement, as applicable. For purposes of this Section, "Early Payment Default" shall mean any provision of the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties that is designated as an "early payment default" provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (of such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.

            (b) Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within sixty (60) days of discovery of such Qualification Defect.

            In the event the Servicer has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the applicable custodian on behalf of the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and the Trustee shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7.    Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9.    Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  GreenPoint Mortgage Funding, Inc.
                  100 Wood Hollow Drive
                  Novato, California  94945
                  Attention:  Susan Davia

                  or such address as may hereafter be furnished by the Servicer;

            (b)   in the case of the Master Servicer,

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention:  Client Manager - GSAA 2007-6

                  or in the case of overnight deliveries:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention:  Client Manager - GSAA 2007-6

                  or such address as may hereafter be furnished by the Master Servicer;

            (c)   in the case of the Trustee or the Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California 92705-4934
                  Attention: Trust Administration - GS0706
                  Tel.: (714) 247-6000

                  or such other address as may hereafter be furnished by the Trustee or Assignee; and

            (d)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

                  or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-6, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-6,
(iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-6, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-6 under this Assignment Agreement, the Trust Agreement or any related document.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                       GS MORTGAGE SECURITIES CORP.




                                       By:   /s/ Michelle Gill
                                          --------------------------
                                          Name:  Michelle Gill
                                          Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Trustee




                                       By:   /s/ Mei Nghia
                                          --------------------------
                                          Name:  Mei Nghia
                                          Title: Authorized Signer


                                       GREENPOINT MORTGAGE FUNDING, INC.




                                       By:   /s/ Susan Davia
                                          --------------------------
                                          Name:  Susan Davia
                                          Title: Vice President


Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By:   /s/ Martin Reed
   ------------------------------
   Name:  Martin Reed
   Title: Vice President




                             GreenPoint Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]





                             GreenPoint Step 2 AAR

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                         [On File with the Depositor]

                                   EXHIBIT 3

                                Sale Agreement
                                --------------

                         [On File with the Depositor]


                                                             EXHIBIT 4

-----------------------------------------------------------------------------------------------------------------------------------
Standard Loan Level File Layout - Master Servicing
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                                          Description


-----------------------------------------------------------------------------------------------------------------------------------
Each file requires the following fields:
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                                     A value assigned by the Servicer to define a group of loans.

-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                             A unique identifier assigned to each loan by the investor.

-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                                    A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                                        Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                                        The loan interest rate as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                                         The loan gross interest rate less the service fee rate as reported by the
                                                     Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                                        The servicer's fee rate for a loan as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                                         The servicer's fee amount for a loan as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                                          The new loan payment amount as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                                        The new loan rate as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                                       The index the Servicer is using to calculate a forecasted rate.

-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                                    The borrower's actual principal balance at the beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                                    The borrower's actual principal balance at the end of the processing cycle.

-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                               The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                                      The first curtailment amount to be applied.

-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                                     The curtailment date associated with the first curtailment amount.

-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                                      The curtailment interest on the first curtailment amount, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                                      The second curtailment amount to be applied.

-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                                     The curtailment date associated with the second curtailment amount.

-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                                      The curtailment interest on the second curtailment amount, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Column Name                                          Decimal                 Format Comment
                                                                                                                Max
                                                                                                               Size
------------------------------------------------------------------------------------------------------------------------
Each file requires the following fields:
------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                                                             Text up to 20 digits
                                                                                                                     20
------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                                                     Text up to 10 digits
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                                                            Text up to 10 digits
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                                              2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                                              4                 Max length of 6
                                                                                                                      6
------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                                               4                 Max length of 6
                                                                                                                      6
------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                                              4                 Max length of 6
                                                                                                                      6
------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                                               2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                                                2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                                              4                 Max length of 6
                                                                                                                      6
------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                                             4                 Max length of 6
                                                                                                                      6
------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                                          2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                                          2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                                                       MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                                            2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                                                             MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                                            2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                                            2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                                                             MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                                            2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued                                 Standard Loan Level File Layout

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                                          Description


-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                                      The third curtailment amount to be applied.

-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                                     The curtailment date associated with the third curtailment amount.

-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                                       The curtailment interest on the third curtailment amount, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                                              The loan "paid in full" amount as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                                             The paid in full date as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------

ACTION_CODE                                          The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.


-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                                          The amount of the interest adjustment as reported by the Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                               The Soldier and Sailor Adjustment amount, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                                     The Non Recoverable Loan Amount, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                                        The amount the Servicer is passing as a loss, if applicable.

-----------------------------------------------------------------------------------------------------------------------------------
Plus the following applicable fields:
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                                   The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                                   The scheduled principal balance due to investors at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                                       The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                                        The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for
                                                     Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                                        The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                                         The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for
                                                     Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                                  The penalty amount received when a borrower prepays on his loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED                               The prepayment penalty amount for the loan waived by the servicer.

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                                             The Effective Payment Date of the Modification for the loan.

-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                                             The Modification Type.

-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                               The current outstanding principal and interest advances made by Servicer.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Flag to indicate if the repurchase of a loan is due to a breach of
BREACH_FLAG                                          Representations and Warranties

-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued

------------------------------------------------------------------------------------------------------------------------
Column Name                                          Decimal                 Format Comment
                                                                                                                Max
                                                                                                               Size
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                                            2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                                                             MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                                             2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
PIF_AMT                                                    2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
PIF_DATE                                                                     MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
                                                                             Action Code Key:
ACTION_CODE                                                                  15=Bankruptcy,                           2
                                                                             30=Foreclosure, , 60=PIF,
                                                                             63=Substitution,
                                                                             65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                                                2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                                     2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                                           2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                                              2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
Plus the following applicable fields:
------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                                         2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                                         2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                                             2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                                              2                 No commas(,) or dollar signs
                                                                             ($)                                     11

------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                                              2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                                               2                 No commas(,) or dollar signs
                                                                             ($)                                     11

------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                                        2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED                                     2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
MOD_DATE                                                                     MM/DD/YYYY
                                                                                                                     10
------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                                                                     Varchar - value can be alpha
                                                                             or numeric                              30
------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                                     2                 No commas(,) or dollar signs
                                                                             ($)                                     11
------------------------------------------------------------------------------------------------------------------------
                                                                             Y=Breach
BREACH_FLAG                                                                  N=NO Breach                              1
                                                                             Let blank if N/A
------------------------------------------------------------------------------------------------------------------------



                                                             EXHIBIT 5


Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
-------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                      Description                              Decimal   Format
                                                                                                           Comment
-------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by the originator.
-------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                   Servicer Client Number
-------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR            Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME          First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME           Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                 Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                   The state where the  property located.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                     Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is due to the
                             servicer MM/DD/YYYY at the end of processing cycle, as
                             reported by Servicer.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was filed.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR          The case number assigned by the court to the bankruptcy
                             filing.
-------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has been approved by                 MM/DD/YYYY
                             the courts
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy. Either by                       MM/DD/YYYY
                             Dismissal, Discharged and/or a Motion For Relief Was Granted.
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By The Servicer                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is Scheduled To End/Close                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually Completed                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the servicer with                         MM/DD/YYYY
                             instructions to begin foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue Foreclosure                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a Foreclosure Action              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is expected to occur.                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT              The amount a property sold for at the foreclosure sale.                2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE          The date the servicer initiates eviction of the borrower.                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE      The date the court revokes legal possession of the property                   MM/DD/YYYY
                             from the borrower.
-------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                   The price at which an REO property is marketed.                        2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                    The date an REO property is listed at a particular price.                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                    The dollar value of an offer for an REO property.                      2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME              The date an offer is received by DA Admin or by the Servicer.                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE             The date the REO sale of the property is scheduled to close.                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                                       MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE          A code that indicates the condition of the property.
-------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE         The date a  property inspection is performed.                                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE               The date the appraisal was done.                                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property based on brokers            2
                             price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL            The amount the property would be worth if repairs are                  2
                             completed pursuant to a broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE           The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With Mortgage Insurance               MM/DD/YYYY
                             Company.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                                      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed Claim Payment                       MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On Claim                        2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance Company                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance Company                      2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was Issued By The Pool                   MM/DD/YYYY
                             Insurer
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance Company                         2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                      2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                       2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                     2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                       2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                               2      No commas(,) or
                                                                                                           dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE       The date the Motion for Relief was filed                               10     MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_BID_AMT               The foreclosure sale bid amount                                        11     No commas(,) or
                                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE             The foreclosure sales results: REO, Third Party, Conveyance to
                             HUD/VA
--------------------------------------------------------------------------------------------------------------------------------
REO_PROCEEDS                 The net proceeds from the sale of the REO property.                           No commas(,) or
                                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
BPO_DATE                     The date the BPO was done.
--------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
CURRENT_FICO                      The current FICO score
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE           The date the Hazard Claim was filed with the Hazard Insurance        10     MM/DD/YYYY
                                  Company.
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT                  The amount of the Hazard Insurance Claim filed.                      11     No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_DATE            The date the Hazard Insurance Company disbursed the claim payment.   10     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT             The amount the Hazard Insurance Company paid on the claim.           11     No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                       Indicates loan status                                                       Number
-----------------------------------------------------------------------------------------------------------------------------------
NOD_DATE                                                                                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
NOI_DATE                                                                                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                                                         MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                                               Number
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN                As defined in the Servicing Agreement                                       Number
-----------------------------------------------------------------------------------------------------------------------------------



Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
       o  ASUM- Approved Assumption
       o  BAP-  Borrower Assistance Program
       o  CO-   Charge Off
       o  DIL-  Deed-in-Lieu
       o  FFA-  Formal Forbearance Agreement
       o  MOD-  Loan Modification
       o  PRE-  Pre-Sale
       o  SS-   Short Sale
       o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
       o  Mortgagor
       o  Tenant
       o  Unknown
       o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
       o  Damaged

       o  Excellent
       o  Fair
       o  Gone
       o  Good
       o  Poor
       o  Special Hazard
       o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          -------------------------------------------------------------
          Delinquency   Delinquency Description
          Code
          -------------------------------------------------------------
          001           FNMA-Death of principal mortgagor
          -------------------------------------------------------------
          002           FNMA-Illness of principal mortgagor
          -------------------------------------------------------------
          003           FNMA-Illness of mortgagor's family member
          -------------------------------------------------------------
          004           FNMA-Death of mortgagor's family member
          -------------------------------------------------------------
          005           FNMA-Marital difficulties
          -------------------------------------------------------------
          006           FNMA-Curtailment of income
          -------------------------------------------------------------
          007           FNMA-Excessive Obligation
          -------------------------------------------------------------
          008           FNMA-Abandonment of property
          -------------------------------------------------------------
          009           FNMA-Distant employee transfer
          -------------------------------------------------------------
          011           FNMA-Property problem
          -------------------------------------------------------------
          012           FNMA-Inability to sell property
          -------------------------------------------------------------
          013           FNMA-Inability to rent property
          -------------------------------------------------------------
          014           FNMA-Military Service
          -------------------------------------------------------------
          015           FNMA-Other
          -------------------------------------------------------------
          016           FNMA-Unemployment
          -------------------------------------------------------------
          017           FNMA-Business failure
          -------------------------------------------------------------
          019           FNMA-Casualty loss
          -------------------------------------------------------------
          022           FNMA-Energy environment costs
          -------------------------------------------------------------
          023           FNMA-Servicing problems
          -------------------------------------------------------------
          026           FNMA-Payment adjustment
          -------------------------------------------------------------
          027           FNMA-Payment dispute
          -------------------------------------------------------------
          029           FNMA-Transfer of ownership pending
          -------------------------------------------------------------
          030           FNMA-Fraud
          -------------------------------------------------------------
          031           FNMA-Unable to contact borrower
          -------------------------------------------------------------
          INC           FNMA-Incarceration
          -------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

          ----------------------------------------------------------------
             Status Code     Status Description
          ----------------------------------------------------------------
                  09         Forbearance
          ----------------------------------------------------------------
                  17         Pre-foreclosure Sale Closing Plan Accepted
          ----------------------------------------------------------------
                  24         Government Seizure
          ----------------------------------------------------------------
                  26         Refinance
          ----------------------------------------------------------------
                  27         Assumption
          ----------------------------------------------------------------
                  28         Modification
          ----------------------------------------------------------------
                  29         Charge-Off
          ----------------------------------------------------------------
                  30         Third Party Sale
          ----------------------------------------------------------------
                  31         Probate
          ----------------------------------------------------------------
                  32         Military Indulgence
          ----------------------------------------------------------------
                  43         Foreclosure Started
          ----------------------------------------------------------------
                  44         Deed-in-Lieu Started
          ----------------------------------------------------------------
                  49         Assignment Completed
          ----------------------------------------------------------------
                  61         Second Lien Considerations
          ----------------------------------------------------------------
                  62         Veteran's Affairs-No Bid
          ----------------------------------------------------------------
                  63         Veteran's Affairs-Refund
          ----------------------------------------------------------------
                  64         Veteran's Affairs-Buydown
          ----------------------------------------------------------------
                  65         Chapter 7 Bankruptcy
          ----------------------------------------------------------------
                  66         Chapter 11 Bankruptcy
          ----------------------------------------------------------------
                  67         Chapter 13 Bankruptcy
          ----------------------------------------------------------------

                                   EXHIBIT 6


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


      The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

              (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      Credits:
      --------

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________



-------------------------------   -----------------------------------   -----------------------------------------
Servicer Loan No.                 Servicer Name                         Servicer Address


-------------------------------   -----------------------------------   -----------------------------------------


      WELLS FARGO BANK, NATIONAL ASSOCIATION Loan
      No.________________________

      Borrower's Name: _______________________________________________________
      Property Address: ______________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale  Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes       No
      If "Yes", provide deficiency or cramdown amount _______________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan       $ ______________
          (1)
      (2)   Interest accrued at Net Rate                           ________________
          (2)
      (3)   Accrued Servicing Fees                            ________________  (3)
      (4)   Attorney's Fees                                   ________________  (4)
      (5)   Taxes (see page 2)                                ________________  (5)
      (6)   Property Maintenance                                   ________________
          (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)              ________________
          (7)
      (8)   Utility Expenses                                  ________________  (8)
      (9)   Appraisal/BPO                                     ________________  (9)
      (10)  Property Inspections                                   ________________
          (10)
      (11)  FC Costs/Other Legal Expenses                          ________________
          (11)
      (12)  Other (itemize)                                        ________________
          (12)
                 Cash for Keys__________________________           ________________
          (12)
                 HOA/Condo Fees_______________________             ________________
          (12)


                                      5-1


                 ______________________________________            ________________
            (12)

                 Total Expenses                               $ _______________ (13)
      Credits:
      (14)  Escrow Balance                                         $ _______________
          (14)
      (15)  HIP Refund                                             ________________
          (15)
      (16)  Rental Receipts                                        ________________
          (16)
      (17)  Hazard Loss Proceeds                                   ________________
          (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance
          ________________  (18a) HUD Part A
                                                              ________________
      (18b) HUD Part B
      (19)  Pool Insurance Proceeds                                ________________
          (19)
      (20)  Proceeds from Sale of Acquired Property                ________________
          (20)
      (21)  Other (itemize)                                        ________________
          (21)
          _________________________________________                ________________
          (21)

          Total Credits                                       $________________ (22)
      Total Realized Loss (or Amount of Gain)                 $________________ (23)



Escrow Disbursement Detail


---------------------------------------------------------------------------------------------------------------------------------
       Type           Date Paid         Period of         Total Paid       Base Amount         Penalties           Interest
   (Tax /Ins.)                           Coverage
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
